united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 3/31

Date of reporting period: 3/31/15

Item 1. Reports to Stockholders.

T W O  O A K S  D I V E R S I F I E D

G R O W T H  A N D  I N C O M E  F U N D

Annual Report

March 31, 2015

The Two Oaks Diversified Growth and Income Fund April 20th, 2015

Dear Fellow Shareholders of The Two Oaks Diversified Growth and Income Fund,

It has been over nine years since we took over the portfolio management of the Montecito Fund on November 1, 2005. The fund we inherited started operations on April 15, 2002 and has a publishable 10 year track record. However, the current management and investment disciplines have been in place since November 1, 2005 – not quite 10 years yet - when the Net Asset Value of the fund was $10.09 per share. Since November 1, 2005 there have been $4.1115 in distributions and the Net Asset Value per Class A share was $12.0445 as of March 31, 2015. This has resulted in a total positive return of $6.066 per share. As of the end of March the portfolio was invested 45.73% in Equities, 30.35% in Real Estate and Asset Based securities, 19.98% in Fixed Income and held 3.94% in Cash. The benchmark selected for our fund is a blend of 60% Standard and Poor’s 500 and 40% Barclay’s Aggregate Bond Index. From November 1, 2005 until March 31, 2015 this index showed a cumulative rate of return of 92.81% and an Average Annual Return of 7.22%. During this same time frame our fund at Net Asset Value showed a cumulative rate of return of 74.92% and an Average Annual Return of 6.12%. For the year ended March 31st, 2015 our fund was up between depreciation of $0.1501 and distributions of $0.6788 a total of $0.5287 or 4.46% for Class A shares.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the fund, at least until July 31, 2015, to ensure that the net annual fund operating expenses will not exceed 1.75% for Class A, and 2.50% for Class C, subject to possible recoupment from the Fund in future years. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A Fund’s performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call 559.375.7500.

MARKET THOUGHTS

As we talked about last year the economy continued it’s slow growth – one of the slowest growth recoveries that we can ever remember. Inflation is benign and many corporations continue to find themselves in the enviable position of having excess cash on hand. Share repurchases & dividend increases continue to grow and corporations continue to lock in long-term borrowings at very attractive interest rates. Due to this attractive environment Equity Markets have continued their run led by growth in earnings, dividends, & slight multiple expansion. In our opinion, the major market averages that are currently making absolute new highs are in reality now trading near “fairly valued” levels – not at the severe overvaluation levels of 1999 nor the undervaluation levels of 2009.

One of the more surprising events of 2014 was the decline of oil prices. From over $110 dollars a barrel to under $50 a barrel in a matter of months! With energy related securities

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comprising a significant weighting in our asset-based portion of the portfolio, the fourth quarter of calendar 2014 was impacted negatively. While our fund as a whole showed positive returns for the quarter, these energy holdings held back our relative performance. Being long-term investors, we feel the supply and demand dynamics of oil over a multi-year period will show this to be a spike down resembling many in the past. By utilizing patience we believe we will see a recovery in oil prices over time. Supply imbalances have a way of working their way through the system and as world-wide growth continues, the base demand for energy continues to grow.

We remain confident that the energy companies we are invested in will be responsible with their leverage & expenses. While they may choose to produce less on a short term basis, until the prices make new wells economic again, the oil in the ground is a real asset they still own. We have already seen companies slash their production budgets for 2015. Higher cost projects have been reduced or terminated evidencing proof of prudent management at many of these corporations. The marginal and overleveraged oil companies may be casualties of this cycle – either through bankruptcies or forced mergers/acquisitions activity. The strong will survive and thrive when oil prices eventually recover. We will not panic at the bottom and sell any of our quality energy holdings. We feel this is a classic case of short-term, emotional market pricing of an asset class that will recover over the longer term. Being disciplined investors that focus on fundamental research to determine a company’s value, we feel comfortable owning these businesses when the underlying asset value is not reflected in market prices because we continue to receive solid dividend income that allows for patience until the emotions are out of the market and the companies are trading to reflect their true value.

In Central Banking news the Federal Reserve has gone from removing the stimulus of open market bond purchases to now waiting to gain confidence that the economy is strong enough to remove the accommodative Federal Funds rate. As the transition from Bernake to Yellen at the head of the Federal Reserve was smooth, movement in interest rates was not. The swift rise we witnessed at the end of 2013 in anticipation of higher interest rate policy quickly reversed and settled back during 2014 as the Federal Reserve did not follow up with Fed fund rate increases. Meanwhile, our European counterparts took a page out of the Ben Bernanke playbook and introduced ECB purchases of Eurpoean bonds in order to stimulate the Eurozone. Japan also followed suit and continues their QE program to try and reach a targeted 2% inflation rate in an attempt to spur economic activity. These global easing attempts have made US interest rates relatively more attractive and the demand for US government bonds increased in a carry trade that saw the dollar strengthen as well. The strengthening dollar served as a brake on exports that further removed any urgency of raising rates by the Federal Reserve. While the US economy has certainly improved from the Great Recession lows we believe this is more a testament to the underlying strength of the US economy and very little to do with Federal Reserve policy. Europe & Japan may soon realize their economies have much larger problems to address that cheap money may struggle to fix.

This past year of slightly declining interest rates saw our fixed income holdings perform well. While the coupon income is historically low and we see little incentive to increase our fixed income exposure at this time, our reduced allocation to the asset class provided some expected lowering of the volatility of the overall portfolio.

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THOUGHTS ON PORTFOLIO POSITIONING

This past quarter marked the 6 year anniversary of the bear market low hit on March 9, 2009. Investors who held firm to a long-term view have been well rewarded for their discipline & patience. The S&P 500 Index is up over 200% since the March 9, 2009 bottom.

To find opportunity we first analyze the marketplace – here are some observations:

●	From a historical valuation perspective, the S&P 500 Index looks to be “fairly valued”. We do not believe we are near a valuation peak (1999) nor a valuation trough (2009).

●	Fixed Income markets continue to offer little yield with the 10 year US Treasury bond yielding 1.93% at quarter end.

●	While we would like to find more yield in the Fixed Income sector of our portfolio, we feel the principal risk associated with extending the duration is not justified by the low current yields.

●	Sacrificing credit quality to chase yield is not something we do.

●	Many Real Estate Investment Trusts (REITs) now trade at premium valuations & offer little to no additional yield when compared to several “blue-chip” companies.

So, how do we position the portfolio to try and take advantage of our view? We think it is more prudent than ever to focus on a bottoms-up, fundamental based approach to the markets. Investors have been able to achieve success for the past 6 years by merely having exposure to the stock market, bond market, & real estate market. Now, we believe success will be earned by focusing on long-term investment themes, unique company-specific ideas, & investing in less followed asset classes such as the following:

●	Participate in long-term investment themes we see:

○	Demographics of our country are changing – Baby Boom generation is aging and 10,000 are reaching traditional retirement age every day.

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○	Productivity & Connectivity is happening like never before through technological advancements

○	US remains on course to eventually become Energy Independent and has a new role as the world-wide swing producer.

○	Manufacturing is changing due to cheap energy feedstocks & advances in automation

○	Customization is key as consumers are being empowered with more choices than ever before

○	Water & the availability of potable water are essential to our global economy

○	Real Assets will play a vital role in portfolio construction for their reliable income, upside potential, fundamental growth trends, low volatility, inflation protection, & diversification benefits

○	Global standard of living increases as emerging economies continue to develop

●	Find better values by sifting through currently out of favor companies with correctable issues, and if able to be paid to be patient, invest for the long term.

●	Find companies taking market share. Business is competition & we believe the market will be willing to pay up for businesses that are taking market share from competitors.

●	Find companies with potential catalysts. When we talk about catalysts we mean a potential event that can create some positive buzz around a company. This may include being acquired by another company, buying another company, a top-level management change, having financial opportunities such as a dividend raise or share buyback, breaking off or an outright sale of a business line that no longer fits with the company’s strategic vision, etc.

●	In Fixed Income markets find issues offering a potential hedge against a rising interest rate environment such as a floating rate coupon or conversion feature. Also, if we are going to own a “traditional coupon bond”, keep the maturity short.

●	Although several “Institutional Darlings” in the Real Estate market look overvalued, we believe there continues to be many exciting opportunities in this often over looked asset class that will offer investors the opportunity for a growing income stream from a high quality real estate portfolio.

We believe our current asset allocation & portfolio holdings reflect these points. Looking forward, we believe the greatest value & opportunities will be found by keeping the asset allocation near a maximum weighting in equities, minimum in fixed income, & neutral in real estate / asset based securities.

CONCERNS

We would be remiss if we did not address some of the major concerns that we see as well.

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Things don’t go on forever, and when they change, they can change in disconcerting ways rather rapidly.

●	One of the biggest concerns we have for the long term is the continuing accumulation of public sector debt levels that appear to be unsustainable out into the future. Not just in America, but around the world. Some will argue that the public debt expansion is just to keep deflation at bay until the velocity of money and confidence rebound to pre great recession levels. However, while rates at near zero allow for the debt to be accumulated on the public balance sheet without having huge costs to service the debt, if or when interest rates rise, the debt service on these amounts will prove to be a serious and potentially unmanageable obligation. Economic growth itself may not be enough to make the debt service payments that are forthcoming. Unless the world wants to go through the pain of rolling public debt restructurings and resultant economic reallocations of wealth, we see governments continuing to print money (and debasing their currencies) to shoulder the obligations. This would then lead to runaway inflation allowing those debts to be “paid back/off” with debased currency. It is not a pretty picture. But it makes the case for why in a diversified asset allocation portfolio we choose to lower our fixed income exposure and own assets that should retain a fair amount of their purchasing power through those sorts of times.

●	While the past has shown that the stock market has done well in the first year after the first Fed Rate hike, we cannot count on the past as being a predictor of the future. Too many things are potentially different this time, and yet those are some of the most dangerous words on Wall Street (this time is different). How often the past does indeed mirror the future. So taking a glance backward before looking forward we would see that cyclical growth stocks would be the best performers with the first Fed rate hikes.

●	The Drought continues in the West. – We do not know if the country appreciates how much of an impact on food production the drought will soon be having. While the grain harvests of the Midwest are doing well and will continue to provide for meat and poultry production keeping those prices in check, the cost of vegetables can certainly be expected to see inflation. We believe this may be a precursor to showing the country & world what truly is the most valuable resource on the planet – water.

●	Many companies have been manufacturing EPS growth – borrowing at low rates to buy back stock, reducing expenses where they can, and accumulating cash flow rather than investing in long-term Capital Expenses that penalize the current EPS for the betterment of the future. We believe the market may be pricing recent EPS increases as if they are sustainable into the future. However, some businesses are going to find it difficult to grow EPS without growing revenues and we question if many are well positioned to do this. You can only wring so many expenses out of a business, borrow at record low interest rates for so long, & continually repurchase shares before you eventually have to once again focus your attention on growing the business. So, while we identified the trend of stock buybacks as being value-additive a few years ago, we now are focusing on what companies are doing to make sure the top line revenues will grow into the future.

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●	Global Bonds represent greater than 50% of the world debt markets now – 20 years ago that was not the case. The non-correlation with the US markets certainly allows bond investors to lower volatility, but it does interject a significant additional risk – currency and default. Traditionally emerging markets have been riskier places to invest because of default risk (Many have learned the lesson that even foreign governments can default or have their bonds restructured – most recently in Argentina, Venezuela, and Greece). There have been a few times in the past when we have seen dramatic undervaluation in a currency or country that we have taken a position in a foreign denominated bond, and our prospectus allows us to invest 45% of the fund internationally. But at present the United States seems like it is once again the economic engine of the world. As such the strong dollar trend appears to be too strong for us to take any type of currency risk.

An example of a position that did poorly for us last year

APA – Apache which represented 2.3% of the fund as of 3/31/2015 - In prior letters we could have put Apache as one of our top performers however with the previously mentioned weakness in the oil markets Apache was unable to escape the selling pressure. If we were short-term traders we may have considered pulling the plug on Apache but after analyzing Apache we see the initial investment thesis remains in tact: excellent portfolio of global assets, stock trading at a discount to other E&P companies, company refocusing their portfolio on higher growth North American onshore projects, return of capital through share repurchases & dividend increases, & reducing debt levels through asset sale proceeds. Although the weakness of Apache’s stock has negatively impacted the performance of the fund this past quarter, we believe it will be a solid long-term holding rewarding our shareholders with excellent returns for years to come. As long as there are more people in the world we believe there will be more demand for energy. Apache remains well positioned to meet this need.

An example of a position that did well for us last year

BIP – Brookfield Infrastructure which represented 3.9% of the fund as of 3/31/2015 – A great report was recently put out that we will be forwarding to all the brokers who utilize our fund. It makes a very eloquent case for why Real Estate and Real Assets and Infrastructure type investments will be a favored asset class over the next decade. It makes the case for our funds allocation model. BIP is a great example – 4.5% yield with a dividend that is growing 8% or more a year. Assets with large barriers to entry – Ports, Toll Roads, Electric Transmission Lines, etc – with 70% +/- of all contracts having inflation clauses. Not sexy, but it speaks to an asset class that should bear up well as rates slowly rise over the next 10+ years (Yes that is our expectation, that a secular long term trend of rising interest rates will emerge that will last for at least a decade).

As a reminder to our shareholders, we remain of the mind that success in building a business is measured in years and decades and not days and quarters. When we invest in a business we truly think of ourselves as owners, not renters. While it is nice to give some color on some of our best & worst performers these results are only for a very limited amount of time. Our hope is that we can look back many years from now at several of our portfolio holdings and discuss how they were successful at creating value for our fellow shareholders.

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CLOSING THOUGHTS

Market opportunities dictate our cash allocation. We will not buy a security if it is not in our acceptable buy zone. If we have additional cash from sale proceeds, dividends and interest, or new subscriptions to the fund, we are not going to rush out and put it to work unless there is a compelling valuation to purchase. The market and the indexes we are benchmarked to are always fully invested. We can and do have a cash component to our portfolio that can help protect us during chaotic times. Why would we maintain such a disciplined approach to investing? We don’t know the future or claim to be able to accurately predict it. In a world filled with “gurus” who make their name by making a “call” or “bet” on some supposed market action, we remain a quiet voice preaching “boring” topics such as discipline, execution, & competitive advantages. We would love to see a study on the number of people that achieve their personal health goals by taking the “miracle diet” product of the month versus those that actually earn their results through healthy eating & exercise. It may seem like an odd comparison but we don’t think so. You want to lose weight – eat healthy & exercise. You want to create wealth – invest in solid businesses for years, not days.

Today’s “miracle diet” headlines would be urging you to do all kinds of immediate actions to create wealth. Sell this, buy that, act now, this opportunity won’t be around for long. Our crystal ball remains blurry. Instead, we choose to focus on what we know – a diversified portfolio should be less volatile than the stock market, different asset classes will go in and out of favor, income is a valuable piece of total return. With those knowns, why wouldn’t you want a fund with this philosophy at the core of your portfolio? We all get sucked into one of those instant gratification products from time to time. We urge investors to not let that happen with their hard earned dollars.

We continue to believe that owning high quality investment assets that pay an income that grows over time and diversifying those holdings is an excellent equation for investors to achieve financial independence. Our disciplines dictate that we be balanced, with 15% to 50% in each of the three major asset categories – Equities, Fixed Income, and Real Estate and Asset Based. Adding to that asset allocation is our own proprietary research and analytical tools that are the hallmarks of our “common sense investing” for the long term. Thank you for your continued confidence and the opportunity to manage our fund. We take very seriously our responsibility and will always endeavor to be responsive to your questions and concerns. As always, we welcome and encourage your comments and feedback.

Blake Todd, Portfolio Manager	Jarrett Perez, CFA Portfolio Manager

Two Oaks Investment Management, LLC is not affiliated with Northern Lights Distributors, LLC. Barclays Capital U.S. Aggregate Bond Index covers the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The index includes bonds from the Treasury, Government- Related, Corporate, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS sectors. The U.S. Aggregate Index is a component of the U.S. Universal Index in its entirety. Fixed Income securities are subject to risks including inflationary and interest rate changes, among others.

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S&P 500 Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

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Two Oaks Diversified Growth and Income Fund (Unaudited)

Growth of $10,000

Performance Summary – For Year Ended March 31, 2015

		5 Years	10 Years
	1 Year	Annualized	Annualized
Two Oaks Diversified Growth and Income Fund Cl. A: (1)
Without Sales Charge	4.46%	9.09%	5.59%*
With Sales Charge (2)	(1.51)%	7.81%	4.98%*
Two Oaks Diversified Growth and Income Fund Cl. C**	3.66%	N/A	N/A
S&P 500	12.73%	14.47%	8.01%
60% S&P 500/40% Barclays U.S. Aggregate Bond	10.00%	10.60%	7.06%

(1)	Effective November 1, 2005, the strategy of the Montecito Fund changed and Blake Todd assumed the role of Portfolio Manager.

(2)	Adjusted for initial maximum sales charge of 5.75%.

*	The Two Oaks Diversified Growth and Income Fund Class A commenced operations on April 15, 2002.

**	The Two Oaks Diversified Growth and Income Fund Class C commenced operations on September 27, 2012. Annualized since inception return is 7.36%.

The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. The Barclays U.S. Aggregate Bond Index is an unmanaged market index representative of the U.S. taxable fixed income securities.

Past performance is not predictive of future results and current performance may be lower or higher than the performance data quoted. The Fund’s total annual gross operating expenses, as stated in the fee table to the Portfolio’s prospectus dated July 29, 2014, are 1.76% for Class A and 2.51% for Class C. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

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Two Oaks Diversified Growth and Income Fund

Investment Performance For Year Ended March 31, 2015 (Unaudited)

(1)	Performance figure shown here is representative of the period from April 15, 2002 to March 31, 2015.

(2)	Commenced operations April 15, 2002.

*	Adjusted for initial maximum sales charge of 5.75%.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions or the redemption of the Fund shares. Investment performance current to the most recent month-end may be obtained by calling (855) 896-6257.

Top 10 Holdings* (Unaudited)	% of Net Assets	Portfolio Composition (Unaudited)	% of Net Assets
Consolidated Water Co. Ltd.	4.0%	Common Stock	57.7%
Brookfield Infrastructure Partners LP	3.9%	Corporate Bonds	16.9%
Apple, Inc.	3.8%	Real Estate Investment Trusts (REITS)	16.0%
Calavo Growers, Inc.	3.7%	Preferred Stock	4.8%
Whole Foods Market, Inc.	3.4%	Short-Term Investments	3.9%
Dollar General Corp., 3.25% Due 4/15/2023	3.4%	Other Assets Less Liabilities	0.7%
Intel Corp., 3.482% Due 12/15/2035	3.4%	NET ASSETS	100.0%
EPR Properties, 5.75%	3.3%
CVR Refining LP	3.2%
UnitedHealth Group, Inc.	3.2%

*	As of March 31, 2015. Top ten holdings exclude short-term investments.
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Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS	March 31, 2015

Shares	Security	Fair Value
	COMMON STOCK - 57.7%
	CHEMICALS - 2.1%
20,000	CVR Partners LP	$263,000
2,500	Ecolab, Inc.	285,950
		548,950
	COMPUTERS - 3.8%
8,000	Apple, Inc.	995,440

	DIVERSIFIED FINANCIAL SERVICES - 2.3%
7,500	T Rowe Price Group, Inc.	607,350

	ELECTRIC - 3.9%
22,000	Brookfield Infrastructure Partners LP	1,001,880

	FOOD - 9.2%
250,000	Armanino Foods of Distinction, Inc.	547,500
18,500	Calavo Growers, Inc.	951,270
17,000	Whole Foods Market, Inc.	885,360
		2,384,130
	HEALTHCARE - SERVICES - 3.2%
7,000	UnitedHealth Group, Inc.	828,030

	MACHINERY - DIVERSIFIED - 1.3%
3,000	Rockwell Automation, Inc.	347,970

	MEDIA - 0.8%
2,000	Walt Disney Co.	209,780

	MISCELLANEOUS MANUFACTURING - 3.7%
25,000	General Electric Co.	620,250
16,610	Raven Industries, Inc.	339,841
		960,091
	OIL & GAS - 9.9%
10,000	Apache Corp.	603,300
8,000	ConocoPhillips	498,080
40,000	CVR Refining LP	829,600
8,000	Phillips 66	628,800
		2,559,780
	OIL & GAS SERVICES - 1.3%
7,000	National Oilwell Varco, Inc.	349,930

	PHARMACEUTICALS - 2.1%
5,000	Abbott Laboratories	231,650
5,000	Teva Pharmaceutical Industries, Ltd. - ADR	311,500
		543,150

The accompanying notes are an integral part of these financial statements.

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Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)	March 31, 2015

Shares	Security	Fair Value
	RETAIL - 7.2%
25,000	Chico’s FAS, Inc.	$442,250
15,000	GNC Holdings, Inc.	736,050
7,000	McDonald’s Corp.	682,080
		1,860,380
	SEMICONDUCTORS - 2.9%
11,000	QUALCOMM, Inc.	762,740

	WATER - 4.0%
102,466	Consolidated Water Co., Ltd.	1,052,326

	TOTAL COMMON STOCK	15,011,927
	(Cost - $13,190,128)

	PREFERRED STOCK - 4.8%
	BANKS - 3.0%
35,000	U.S. Bancorp, 3.50%	775,250

	HEALTHCARE - SERVICES - 1.0%
16,200	National Healthcare Corp., 0.80%	256,284

	OIL & GAS - 0.8%
5,000	Energy XXI Bermuda, Ltd., 5.625%	227,344

	TOTAL PREFERRED STOCK	1,258,878
	(Cost - $1,744,392)

	REAL ESTATE INVESTMENT TRUSTS (REITS) - 16.0%
	APARTMENTS - 1.2%
22,600	Bluerock Residential Growth REIT, Inc.	301,258

	DIVERSIFIED - 12.5%
35,000	Armada Hoffler Properties, Inc.	373,100
10,000	Digital Realty Trust, Inc.	659,600
35,000	EPR Properties - Convertible Preferred, 5.75%	849,450
10,100	Lexington Realty Trust - Convertible Preferred, 6.50%	492,274
7,000	Plum Creek Timber Co., Inc.	304,150
36,106	Self Storage Group, Inc.	125,649
45,000	UMH Properties, Inc.	453,150
		3,257,373
	HEALTH CARE - 1.3%
15,000	Senior Housing Properties Trust	332,850

	OFFICE PROPERTY - 1.0%
12,000	BioMed Realty Trust, Inc.	271,920

	TOTAL REAL ESTATE INVESTMENTS TRUSTS	4,163,401
	(Cost - $3,563,435)

The accompanying notes are an integral part of these financial statements.

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Two Oaks Diversified Growth and Income Fund
SCHEDULE OF INVESTMENTS (Continued)	March 31, 2015

Principal
Amount	Security	Fair Value
	CORPORATE BONDS - 16.9%
	BANKS - 3.8%
$500,000	Barclays Bank PLC, 1.5021%, Due 4/11/2023	$487,556
500,000	Goldman Sachs Group, Inc., 1.4106%, Due 5/20/2020	500,342
		987,898
	DIVERSIFIED FINANCIAL SERVICES - 1.9%
500,000	General Electric Capital Corp., 1.2533%, Due 4/15/2023	504,401

	INVESTMENT COMPANIES - 2.4%
300,000	Prospect Capital Corp., 6.250%, Due 12/15/2015	309,750
300,000	Prospect Capital Corp., 5.500%, Due 8/15/2016	309,000
		618,750
	PHARMACEUTICALS - 2.0%
500,000	McKesson Corp., 3.796%, Due 3/15/2024	528,523

	RETAIL - 3.4%
900,000	Dollar General Corp., 3.250%, Due 4/15/2023	876,110

	SEMICONDUCTORS - 3.4%
700,000	Intel Corp., 3.482%, Due 12/15/2035	872,375

	TOTAL CORPORATE BONDS	4,388,057
	(Cost - $4,203,103)
Shares
	SHORT-TERM INVESTMENTS - 3.9%
1,019,178	Dreyfus Institutional Reserve Money Fund
	Premier Shares, 0.00% (a)	1,019,178
	TOTAL SHORT-TERM INVESTMENTS
	(Cost - $1,019,178)

	TOTAL INVESTMENTS - 99.3%
	(Cost - $23,720,236)(b)	$25,841,441
	CASH AND OTHER ASSETS LESS LIABILITIES - 0.7%	187,689
	NET ASSETS - 100.0%	$26,029,130

ADR - American Depositary Receipt

PLC - Public Limited Company

(a)	Money market fund; interest rate reflects the seven-day effective yield on March 31, 2015.

(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $23,631,714 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$3,835,766
Unrealized Depreciation:	(1,626,039)
Net Unrealized Appreciation:	$2,209,727

The accompanying notes are an integral part of these financial statements.

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Two Oaks Diversified Growth and Income Fund
STATEMENT OF ASSETS AND LIABILITIES	March 31, 2015

Assets:
Investments in Securities at Fair Value (Identified cost $23,720,236)	$25,841,441
Foreign Currency at Fair Value (Cost $102,360)	85,168
Receivables:
Subscriptions	80,873
Dividends and Interest	85,309
Prepaid Expenses and Other Assets	6,473
Total Assets	26,099,264

Liabilities:
Payables:
Capital Stock Redeemed	20,000
Accrued Advisory Fees	14,785
Accrued Distribution Fees	6,100
Accrued Expenses and Other Liabilities	29,249
Total Liabilities	70,134

Net Assets	$26,029,130

Class A Shares:
Net Asset Value and Redemption Price Per Share ($0 par value, unlimited shares authorized) ($23,836,561/1,979,045 shares)	$12.04

Maximum Offering Price Per Share ($12.04/0.9425)	$12.77

Class C Shares:
Net Asset Value, Offering and Redemption Price Per Share($0 par value, unlimited shares authorized) ($2,192,569/183,320 shares)	$11.96

Composition of Net Assets:
At March 31, 2015, Net Assets consisted of:
Paid-in-Capital	$23,206,318
Accumulated Undistributed Net Investment Income	156,441
Accumulated Net Realized Gain From Security Transactions	562,358
Net Unrealized Appreciation on Investments and Foreign Currency Translations	2,104,013
Net Assets	$26,029,130

The accompanying notes are an integral part of these financial statements.

14

Two Oaks Diversified Growth and Income Fund	For the Year Ended
STATEMENT OF OPERATIONS	March 31, 2015

Investment Income:
Dividend Income (net of $1,164 foreign taxes)	$722,193
Interest Income	128,416
Total Investment Income	850,609

Expenses:
Investment Advisory Fees	154,806
Distribution Fees:
Class A	60,534
Class C	15,873
Transfer Agent Fees	48,654
Administration Fees	45,785
Fund Accounting Fees	30,159
Legal Fees	24,583
Registration and Filing Fees	19,949
Audit Fees	16,500
Chief Compliance Officer Fees	13,837
Printing Expenses	10,656
Trustee Fees	9,350
Custody Fees	5,828
Insurance Expense	2,723
Miscellaneous Expense	1,758
Total Expenses	460,995
Plus: Expenses Recaptured by the Advisor	1,887
Net Expenses	462,882
Net Investment Income	387,727

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions:
Net Realized Gains From Security and Foreign Currency Transactions	1,110,602
Net Change in Net Unrealized Appreciation on Investments and Foreign Currency Translations	(373,947)
Net Realized and Unrealized Gain on Investments and Foreign Currency Transactions	736,655

Net Increase in Net Assets Resulting From Operations	$1,124,382

The accompanying notes are an integral part of these financial statements.

15

Two Oaks Diversified Growth and Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2015	March 31, 2014
Operations:
Net Investment Income	$387,727	$381,834
Net Realized Gains From Security and Foreign Currency Transactions	1,110,602	1,159,091
Distributions of Capital Gains by Other Investment Companies	—	46,837
Net Change in Net Unrealized Appreciation (Depreciation) on Investments and Foreign Currency Transactions	(373,947)	381,880
Net Increase in Net Assets Resulting From Operations	1,124,382	1,969,642

Distributions to Shareholders From:
Net Investment Income:
Class A ($0.17 and $0.12 per share, respectively)	(329,336)	(224,787)
Class C ($0.08 and $0.07 per share, respectively)	(9,969)	(4,535)
Net Realized Gains:
Class A ($0.51 and $0.55 per share, respectively)	(974,651)	(1,048,146)
Class C ($0.51 and $0.55 per share, respectively)	(74,664)	(45,634)
Total Distributions to Shareholders	(1,388,620)	(1,323,102)

Capital Share Transactions:
Class A:
Proceeds from Shares Issued
(150,425 and 110,975 shares, respectively)	1,839,563	1,326,194
Reinvestment of Dividends
(102,610 and 102,121 shares, respectively)	1,221,929	1,203,141
Cost of Shares Redeemed
(224,397 and 109,753 shares, respectively)	(2,761,652)	(1,308,073)
Class C:
Proceeds from Shares Issued
(94,415 and 60,442 shares, respectively)	1,134,569	720,326
Reinvestment of Dividends
(7,079 and 4,080 shares, respectively)	83,230	47,877
Cost of Shares Redeemed
(9,430 and 35,018 shares, respectively)	(114,526)	(418,981)
Total Capital Share Transactions	1,403,113	1,570,484

Total Increase in Net Assets	1,138,875	2,217,024

Net Assets:
Beginning of Year	24,890,255	22,673,231
End of Year*	$26,029,130	$24,890,255

* Includes accumulated undistributed net investment income of:	$156,441	$179,865

The accompanying notes are an integral part of these financial statements.

16

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Class A

	For the Year Ended March 31,
	2015		2014		2013		2012		2011

Net Asset Value, Beginning of Year	$12.19		$11.88		$10.93		$10.59		$9.33
From Operations:
Net investment income	0.19		0.20		0.27		0.25		0.26
Net gain from securities (both realized and unrealized)	0.34		0.78		0.91		0.31		1.24
Total from operations	0.53		0.98		1.18		0.56		1.50

Distributions to shareholders from
Net investment income	(0.17)		(0.12)		(0.23)		(0.22)		(0.24)
Net realized gains	(0.51)		(0.55)		—		—		—
Total distributions	(0.68)		(0.67)		(0.23)		(0.22)		(0.24)

Net Asset Value, End of Year	$12.04		$12.19		$11.88		$10.93		$10.59

Total Return	4.46%		8.53	% (b)	10.98	% (b)	5.47	% (b)	16.43	% (b)

Ratios/Supplemental Data
Net assets, end of year (in 000’s)	$23,837		$23,785		$21,942		$17,120		$14,383
Ratio of expenses to average net assets,
before reimbursement (c)	1.74%		1.75%		1.88%		1.77%		1.19	% (d)
net of reimbursement (c)	1.75	% (e)	1.59%		1.19%		1.19%		1.19%
Ratio of net investment income
to average net assets (c)	1.55%		1.65%		2.43%		2.44%		2.65%
Portfolio turnover rate	25%		43%		52%		45%		75%

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee, total returns would have been lower.

(c)	Does not include expenses of the investment companies in which the Fund invests.

(d)	Prior to reorganiztion to the Two Oaks Diverisified Growth and Income Fund, the Fund did not have an expense cap in place and the Fund used a unitary fee instead.

(e)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

The accompanying notes are an integral part of these financial statements.

17

Two Oaks Diversified Growth and Income Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented. (a)

	Class C
					For the Period
					September 27, 2012*
					to
	For the Year Ended March 31,				March 31,
	2015		2014		2013

Net Asset Value, Beginning of Period	$12.12		$11.85		$11.17
From Operations:
Net investment income	0.10		0.11		0.05
Net gain from securities (both realized and unrealized)	0.33		0.78		0.72
Total from operations	0.43		0.89		0.77

Distributions to shareholders from
Net investment income	(0.08)		(0.07)		(0.09)
Net realized gains	(0.51)		(0.55)		—
Total distributions	(0.59)		(0.62)		(0.09)

Net Asset Value, End of Period	$11.96		$12.12		$11.85

Total Return	3.66%		7.74	% (b)	7.00	% (b)(d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,193		$1,106		$731
Ratio of expenses to average net assets,
before reimbursement (e)	2.49%		2.50%		2.80	% (c)
net of reimbursement (e)	2.50	% (f)	2.34%		1.94	% (c)
Ratio of net investment income
to average net assets (e)	0.79%		0.93%		0.94	% (c)
Portfolio turnover rate	25%		43%		52	% (d)

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for each period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and do not assume the effects of any sales charges. Had the Adviser not waived a portion of its fee, total returns would have been lower.

(c)	Annualized

(d)	Not annualized.

(e)	Does not include expenses of the investment companies in which the Fund invests.

(f)	Inclusive of Adviser’s recapture of waived/reimbursed fees from prior periods.

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

18

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS	March 31, 2015

1.	ORGANIZATION

Two Oaks Diversified Growth and Income Fund (the “Fund”) is a diversified series of Northern Lights Fund Trust II (the “Trust”), a Delaware statutory trust organized on August 26, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Fund commenced operations on April 15, 2002. The investment objective of the Fund is long-term growth of capital and income.

The Fund currently offers Class A and Class C shares. Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Open-end underlying funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as an audit firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has

19

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2015

occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of March 31, 2015 for the Fund’s assets measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$15,011,927	$—	$—	$15,011,927
Preferred Stock	1,031,534	227,344	—	1,258,878
REITS	4,163,401	—	—	4,163,401
Corporate Bonds	—	4,388,057	—	4,388,057
Short-Term Investments	1,019,178	—	—	1,019,178
Total	$21,226,040	$4,615,401	$—	$25,841,441

The Fund did not hold any Level 3 securities during the period.

There were no transfers between Level 1 and Level 2 during the current period presented. It is the Fund’s policy to record transfers into or out of all Levels at the end of the reporting period.

*	Please refer to the Schedule of Investments for industry classifications.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital

20

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2015

included in distributions received from the Fund’s investments in real estate investment trusts (“REITS”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for Federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014) or expected to be taken by the Fund in its 2015 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Nebraska state and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Foreign Currency – The accounting records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund. Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), investment advisory services are provided to the Fund by Two Oaks Investment Management, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.60% of the average daily net assets of the Fund. For the year ended March 31, 2015, the Adviser earned advisory fees of $154,806.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) at least until July 31, 2015, so that the total annual operating expenses of the Fund do not exceed 1.75% of the Fund’s average daily net assets of Class A shares and 2.50% of the average daily net assets of Class C shares. Prior to July 31, 2013, the Adviser agreed to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Fund did not exceed 1.19% of the Fund’s average daily net assets of Class A shares and 1.94% of the average daily net

21

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2015

assets of Class C shares. Waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation in effect at the time of reimbursement and within three years of when the amounts were waived or reimbursed. During the year ended March 31, 2015, the Adviser did not waive any fees. Cumulative expenses subject to recapture by the Adviser amounted to $167,510, and will expire in the years indicated below:

March 31,
2016	2017
$129,102	$38,408

Waivers and expense payments may be recouped by the Advisor from the Fund, to the extent that overall expenses fall below the expense limitation amounts listed above, within three years of when the amounts were waived. During the year ended March 31, 2015, the Advisor recaptured fees of $1,887 from the Fund.

The Trust, on behalf of the Fund, has adopted the Trust’s Master Distribution and shareholder serving plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Funds at an annual rate of 0.25% of the average daily net assets attributable to the Class A shares and 1.00% of the average daily net assets attributable to the Class C shares, and is paid to Northern Lights Distributors, LLC (the “Distributor”), to provide compensation for ongoing distribution-related activities or services and/or maintenance of the Funds’ shareholder accounts, not otherwise required to be provided by the Adviser. The Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses incurred.

The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, for providing shareholder services and for promotional and other sales-related costs. For the year ended March 31, 2015, the Fund paid distribution fees of $76,407.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Funds’ shares. For the year ended March 31, 2015, the Distributor received $45,882 in underwriting commissions for sales of shares, of which $8,482 was retained by the principal underwriter.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) - NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”) - Gemcom, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended March 31, 2015 amounted to $6,360,853 and $6,430,520, respectively.

22

Two Oaks Diversified Growth and Income Fund
NOTES TO FINANCIAL STATEMENTS (Continued)	March 31, 2015

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the years ended were as follows:

	Fiscal Year Ended	Fiscal Year Ended
	March 31, 2015	March 31, 2014
Ordinary Income	$616,262	$921,971
Long-Term Capital Gain	772,358	401,131
	$1,388,620	$1,323,102

As of March 31, 2015, the components of distributable earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Income	Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$57,530	$572,747	$—	$—	$—	$2,192,535	$2,822,812

The difference between book basis and tax basis unrealized appreciation, net realized gain from security transactions and undistributed ordinary income is primarily attributable to tax adjustments for partnerships and contingent payment debt instruments and the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $17,192.

Permanent book and tax differences, primarily attributable to the reclassification of fund distributions and tax adjustments for partnerships, resulted in reclassification for the year ended March 31, 2015 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$—	$(71,846)	$71,846

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Two Oaks Diversified Growth and Income Fund and

Board of Trustees of Northern Lights Fund Trust II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Two Oaks Diversified Growth and Income Fund (the “Fund”), a series of Northern Lights Fund Trust II, as of March 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Two Oaks Diversified Growth and Income Fund as of March 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

May 29, 2015

COHEN FUND AUDIT SERVICES, LTD. | CLEVELAND | MILWAUKEE | 216.649.1700	cohenfund.com

Registered with the Public Company Accounting Oversight Board.

24

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2015

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services); Director of Marketing and of Asset Management; Director of Index Licensing, Value Line (from 1994 to 2010).	32	Director, Value Line Funds; Director, Value Line, Inc.; Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	32	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	32	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	32	Orizon Investment Counsel (financial services company) Board Member

3/31/15-NLII-V1

25

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2015

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (since 2012), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (since 2008), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Gemcom, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (since 2013) of NorthStar Holdings, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	32	NONE

3/31/15-NLII-V1

26

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

March 31, 2015

Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (2004 - 2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003 - 2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012) .	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Gemcom, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 855-896-6257.

3/31/15-NLII-V1

27

Two Oaks Diversified Growth and Income Fund
FUND EXPENSES (Unaudited)	March 31, 2015

As a shareholder of one of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses: The first section of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning
	Account		Ending	Expenses Paid
	Value	Account Value	Expense Ratio	During the Period*
	(10/1/14)	(3/31/15)	(Annualized)	(10/1/14-3/31/15)
Actual:
Class A	$1,000.00	$1,023.70	1.75%	$ 8.83
Class C	$1,000.00	$1,020.60	2.50%	$12.59
Hypothetical
(5% return before expenses):
Class A	$1,000.00	$1,016.21	1.75%	$ 8.80
Class C	$1,000.00	$1,012.47	2.50%	$12.54

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
28

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES WITH THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 24 and 25, 2014, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of an Investment Advisory Agreement between the Trust, on behalf of the Two Oaks Diversified Growth and Income Fund (“Two Oaks”), and Two Oaks Investment Management, LLC (“TOIM”) (“Two Oaks Advisory Agreement”).

In advance of the Meeting, the Board requested and received materials to assist them in considering the Two Oaks Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Two Oaks Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the renewal of the Two Oaks Advisory Agreement and comparative information relating to the advisory fee and other expenses of Two Oaks. The materials also included due diligence materials relating to TOIM (including due diligence questionnaire completed by TOIM, TOIM’s Forms ADV, select financial information of TOIM, bibliographic information regarding TOIM’s key management and investment advisory personnel, and comparative fee information relating to Two Oaks) and other pertinent information. Based on their evaluation of information provided by TOIM, in conjunction with Two Oaks’ other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Two Oaks Advisory Agreement.

At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

In considering the renewal of the Two Oaks Advisory Agreement with respect to Two Oaks and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below with respect to the Meeting. In their deliberations considering the Two Oaks Advisory Agreement, as appropriate, the Trustees did not identify any one factor as all important, but rather considered these factors collectively in light of the Fund’s particular circumstances.

Nature, Extent and Quality of Services. The Board reviewed materials provided by TOIM related to the proposed renewal of the Two Oaks Advisory Agreement, including TOIM’s ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Two Oaks, including the team of individuals that primarily monitor and execute the investment process. The Board discussed the extent of TOIM’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from a representative of TOIM with respect to a series of important questions, including: whether TOIM was involved in any lawsuits or pending regulatory actions; whether TOIM’s management of other accounts would conflict with its management of Two Oaks; and whether TOIM has procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided by TOIM of its practices for monitoring compliance with Two Oaks’ investment limitations, noting that TOIM’s CCO would periodically review the portfolio managers’ performance of their duties to ensure compliance under TOIM’s compliance program. The Board then reviewed the capitalization of TOIM based on representations made by TOIM and concluded that TOIM was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to Two Oaks. The Board concluded that TOIM had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Two Oaks Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by TOIM to Two Oaks were satisfactory.

29

Two Oaks Diversified Growth and Income Fund

SUPPLEMENTAL INFORMATION (Unaudited)

FACTORS CONSIDERED BY THE TRUSTEES WITH THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT(CONTINUED)

Performance. The Trustees reviewed the performance of Two Oaks as compared to its peer group, Morningstar category and benchmark for the one year, five year and ten year periods, noting Two Oaks has underperformed the peer group, Morningstar, and benchmark categories for the one year period; outperformed all categories for the five year period; and performed generally in line with its peer group for the ten year period but underperformed its Morningstar and benchmark, categories for such 10 year period. In reviewing Two Oaks’ performance, the Board noted that Two Oaks’ benchmark is comprised of a blended index, 60% of which is based on the S&P 500 index. The Trustees, noted, however, that, the S&P 500 index is a broad based equity securities index while Two Oaks is a blend of equities, fixed income and real estate and asset-based securities. The Board further noted that even an index with a fixed blend of equities and fixed income would not necessarily be truly representative as Two Oaks’ allocation among asset classes may vary considerably. After considering other factors relating to TOIM’s and the portfolio managers’ track record, the Board concluded that the overall performance of Two Oaks under the management of TOIM was satisfactory.

Fees and Expenses. As to the costs of the services to be provided and profits to be realized by TOIM, the Board discussed the comparison of management fees and total operating expense data and reviewed Two Oaks’ advisory and overall expenses compared to a peer group comprised of funds constructed by TOIM with similar investment objectives and strategies and of similar size. The Board reviewed the contractual arrangements for Two Oaks, which stated that TOIM had agreed to waive or limit its management fee and/or reimburse expenses through July 31, 2015, to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.75%, and 2.50% of the Fund’s average net assets, for Class A and Class C shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that based on TOIM’s experience, expertise and services to Two Oaks, the advisory fee charged by TOIM and expense caps were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to TOIM with respect to Two Oaks based on break even and profitability reports and analyses reviewed by the Board and the selected financial information of TOIM provided by TOIM. After review and discussion, the Trustees concluded that based on the services provided by TOIM and the projected growth of the Fund, the fees were reasonable and that anticipated profits from TOIM’s relationship with Two Oaks were not excessive.

Economies of Scale. As to the extent to which Two Oaks will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Trustees discussed the current size of the Fund, TOIM’s expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. Having requested and received such information from TOIM as the Board believed to be reasonably necessary to evaluate the terms of the Two Oaks Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, unanimously concluded with respect to the Two Oaks Advisory Agreement, that (a) the terms of the Two Oaks Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Two Oaks Advisory Agreement is in the best interests of Two Oaks and its shareholders. In considering the renewal of the Two Oaks Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of the renewal of the Two Oaks Advisory Agreement was in the best interests of Two Oaks and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Two Oaks Advisory Agreement.

30

Privacy Policy

Rev. April 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

31

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    Gemcom, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.
32

INVESTMENT ADVISOR

Two Oaks Investment Management, LLC
7110 North Fresno Street, Suite 450
Fresno, CA 93720

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

How to Obtain Proxy Voting Information

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-800-723-8637 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-723-8637.

For more complete information about the Two Oaks Diversified Growth and Income Fund, including charges and expenses, please call (855) 896-6257 and request a free prospectus. Read the prospectus carefully before you invest or send money. For more information about the Fund’s Board of Directors, please call or write to request the Fund’s Statement of Additional Information.

TWO OAKS DIVERSIFIED
GROWTH AND INCOME FUND

Annual Report

March 31, 2015

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees
2015 - $13,000

2014 - $13,000

(b)	Audit-Related Fees
2015 – None

2014 – None

(c)	Tax Fees

2015 – $3,000

2014 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2015 – None

2014 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2015	2014
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2015 – $3,000

2014 – $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 6/5/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 6/5/15

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer

Date 6/5/15